EXHIBIT 99.1

                      MODIFICATION OF EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made and entered into as of the 21st day of January, 2005, by and between Bowater Incorporated, a Delaware corporation having a mailing address of 55 East Camperdown Way, P. O. Box 1028, Greenville, South Carolina 29602 (the "Corporation"), and Arthur D. Fuller, 111 Rapid River Trail, Greenville, SC 29615 (the "Executive").

         WHEREAS, the Corporation now employs the Executive pursuant to an Employment Agreement dated as of August 1, 1997 (the "Employment Agreement") and a Change in Control Agreement dated as of June 9, 2000 (the "Change in Control Agreement"); and

         WHEREAS, the Executive and the Corporation wish to continue the Executive's employment until a specified and agreed upon date, whereupon the Executive will terminate his employment with the Corporation and be entitled to receive certain benefits under the Supplemental Benefit Plan for Designated Employees of Bowater Incorporated and Affiliated Companies as Amended and Restated Effective February 26, 1999 (the "SERP") as further described below;

         NOW, THEREFORE, the parties hereto agree to the following:

1. Change in Control. The Change in Control Agreement is terminated as of
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January 21, 2005.

2. Employment Agreement. The Employment Agreement is hereby modified as follows:
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     (a)  Term. Section 2 of the Employment Agreement is amended in its entirety
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          to read as follows:

          "2.  Term.  The term of this  Agreement  will end on January 21, 2007,
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               unless  sooner   terminated  by  the   Executive's   death,
               disability or retirement, except that Sections 6, 9, 10, 11, 13 and 14 shall continue in accordance with their terms."

     (b)  Position and Duties.  Section 3 of the Employment Agreement is amended
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          by adding the following at the end thereof:

               "Throughout the term of the leave of absence described in Section 8 ("leave of absence"), the Executive will have the employment status of an exempt employee. The Executive is relieved, as of January 21, 2005, of the obligation to devote his full working time to the performance of duties under this Agreement, but shall, during the leave of absence, be an employee of the Corporation notwithstanding the Executive's leave of absence status. During the term of this Agreement and for a period of five (5) years after the Executive's retirement, the Executive shall be available to provide advisory, consultative and similar services with respect to the Corporation's business, and such additional services as are described in Sections 6.02(a) and 6.02(c) of the SERP. In addition, during the term of this Agreement and such additional five-year period, the Executive shall be subject to the non-compete obligations described in
               Section 6.02(b) of the SERP."

     (c)  Compensation  and Benefits.  Section 5 of the Employment  Agreement is
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          amended in its entirety to read as follows:

          "5. Compensation and Benefits.
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          (a)  Base Salary.  The  Corporation  will pay to the  Executive a base
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               salary at the annual rate of  $483,000,  in  substantially  equal monthly installments on the Corporation's regular pay dates, through January 21, 2007. However, if the Executive elects to retire prior to February 1, 2007, the monthly installments will be terminated as of such earlier retirement date. All applicable taxes and other authorized deductions will be deducted from each paycheck.

          (b)  Incentive  Plans. In addition to base salary,  the Executive will
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               be  entitled  to a bonus  equal to  25/12ths of the amount of the annual incentive award paid to the Executive in 2003 for calendar year 2002 ($272,596 times 25/12ths). Such amount shall be paid in May 2005, subject to all applicable withholding requirements. The bonus payment is in lieu of any incentive awards for which the Executive may be eligible under the Corporation's 2005, 2006 or 2007 Annual Incentive Plans. The Executive will be eligible to receive awards, if any are paid, under the 2003-2005 and 2004-2006 Mid-Term Incentive Plans based upon thirty-six (36) months and thirteen (13) months of participation, respectively. Such awards, if any are due, will be paid at the time other plan participants are paid. The Executive will not be eligible to receive an award under any mid-term incentive plan applicable to any period of time after December 31, 2004, other than as set forth above.

          (c)  Benefit Plans.  From and after January 21, 2005,  through January
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               31, 2007 (or any earlier  termination  date), the Executive shall not be entitled to coverage under the Corporation's vacation, disability or business travel accident benefit plans but may continue to participate in the Corporation's various other benefit plans and programs (subject to Sections 3, 4, 9 and 10 in the Modification of Employment Agreement dated as of January 21,
               2005   ("Modification")),    provided   all   required   employee
               contributions are paid. From and after January 21, 2007 (or any earlier termination date), the Executive and his dependents will be eligible to continue certain benefit coverages as provided under the Consolidated Omnibus Budget Reconciliation Act (COBRA). The value of the Executive's "Book Account" (as that term is defined in the Corporation's Compensatory Benefits Plan) as of the termination of the Executive's leave of absence shall be paid to the Executive in a lump sum (subject to the plan provisions and applicable deductions) as soon as practicable after such termination.

          (d)  Vacation.  The  Executive  shall be  entitled  to be paid for all
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               vacation  accrued as of January 21, 2005 as soon as  practicable.
               The Executive shall not accrue vacation from and after January 21, 2005.

          (e)  Perquisites.  The  Executive  shall  no  longer  be  entitled  to
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               executive  perquisites  as of January 21,  2005.  All  charitable contributions made by the Executive through January 21, 2005, shall qualify under the Corporation's Matching Gifts to Education
               or   Cultural    Organizations.    The   Executive's   charitable
               contributions shall not qualify for such programs after January 21, 2005."

     (d)  Severance Pay. Section 8 of the Employment Agreement is amended in its
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          entirety to read as follows:

          "8.  Leave of  Absence.  The  Executive  shall  be on a paid  leave of
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          absence  from  January  21,  2005,  through  January  21, 2007 (or any earlier retirement date). This paid leave of absence is in lieu of any severance pay and/or bonus the Executive would otherwise be entitled to. The Executive's entitlement to benefits, or payments under the Corporation's health, life insurance, retirement, stock option, equity participation rights, pension and savings (but not vacation, mid-term incentive, annual incentive, disability or business travel accident insurance) plans, policies or arrangements shall not, except as otherwise required in this Modification, or by law or regulation, be affected by the Executive's leave of absence status and shall continue to be governed by the applicable provisions of such plans as though
          the  Executive  had  continued  to  render   services  in  the  active
          employment of the Corporation to the end of the term of this Agreement."

     (e)  Ratification.  In all other respects,  except as herein provided,  the
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          Employment Agreement is hereby ratified and confirmed.

3.   Pension Benefits.
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     (a)  The period of the leave of absence is intended  to be included  within the definition of "Years of Service" in the SERP and of "Benefit Service" in the Bowater Incorporated Retirement Plan (the "Qualified Plan") and the Bowater Incorporated Benefits Equalization Plan (the "Equalization Plan") and compensation paid under Section 5(a) and (b) of the Employment Agreement as amended hereunder (not including any awards paid under the Mid-Term Incentive Plan) during the leave of
          absence  is  intended  to  be  included   within  the   definition  of
          "Compensation" in the SERP, the Qualified Plan and the Equalization Plan.

     (b) As of February 1, 2007 (or any earlier retirement date), and assuming the Executive survives until such date and is not disabled and further, subject to the Executive signing and not later revoking a Waiver and Release Agreement as further described in Section 10, and assuming a proper election is made, the Executive may retire and shall then be entitled to a lump sum payment of his SERP and Equalization Plan benefits as provided under the provisions of the Plans, calculated using the applicable interest rate and the mortality table set in accordance with the provisions of the Plans. Such payments will be made to the Executive as soon as practicable after his retirement date.

4.   Stock Options and EPRs; Stock Ownership and Trading Restrictions.
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     (a)  From and after  December 31, 2004,  the Executive will not be eligible to receive any stock option, restricted stock or equity participation rights ("EPR") awards. The leave of absence will not interrupt or terminate employment for purposes of determining the Executive's continued eligibility to become vested in, and to exercise, options, EPRs or restricted stock awards granted pursuant to the Corporation's stock option and equity participation rights plans. In accordance with the applicable stock option and equity participation rights plans and assuming the Executive elects retirement, the expiration date for the Executive's stock option and equity participation rights awards shall be the earlier of (i) five years after his retirement date, or (ii) the original expiration date of the applicable stock option or EPR Award. In the event of the Executive's death or disability prior to such dates or if the Executive does not elect to retire, different expiration dates shall apply in accordance with the terms of the applicable plan or award agreement.

     (b) From and after January 21, 2005, the Executive shall no longer be subject to the Corporation's stock ownership guidelines. Further, after the release of the 2005 second quarter earnings, the Executive shall no longer be subject to the pre-clearance requirements of the Bowater Incorporated Insider Trading Policy. However, the Executive will be subject indefinitely to the general requirement that the Executive may not trade in Bowater securities (including stock and publicly traded debt of Bowater and any of its subsidiaries) when the Executive possesses non-public material information concerning the Company. Transactions that are prohibited in such circumstances would include (1) benefit plan transactions (including through the savings plans), (2) stock option exercises coupled with sales of the acquired shares, (3) equity participation rights (EPR) exercises, and (4) open-market purchases or sales.

5. Nondisclosure and Confidentiality Obligations.
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     (a)  The Executive agrees not to take any actions or make any statements to the public, future employers, business associates, clients, customers, the media, current, former or future employees, or any other third party whatsoever that reflect negatively on the Corporation, its officers, directors or employees, and not to express any opinions concerning the Corporation, its affiliates, officers, directors, shareholders, employees, products and/or its operations that shall reflect negatively upon same. Further, the Executive confirms his agreement to comply with the provisions of Section 6 of the Employment Agreement and Section 6.02(d) of the SERP indefinitely.

     (b) Upon service on the Executive, or any one acting in his behalf, of an order or other legal process requiring him to divulge information prohibited from disclosure hereunder or under the Employment Agreement or SERP, the Executive shall immediately inform the Corporation of such service and the nature of any testimony or information sought to be provided pursuant to such order or process.

6. Office Equipment and Property of the Corporation. All property of the
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Corporation such as documents, files, portable computers, portable telephones and credit cards, must be returned to the Corporation, and all outstanding credit card balances repaid, by February 28, 2005. The Executive shall submit all business expense reimbursement requests no later than March 15, 2005.

7. Resignations. The Executive shall resign from all offices or positions in
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which he presently serves on behalf of the Corporation immediately.

8. Availability in Certain Circumstances. The Executive agrees to make himself
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reasonably available to the Corporation in connection with any pending or future governmental or regulatory investigation, civil or administrative proceeding or arbitration, subject to any privileges the Executive may have and to his other personal and business commitments. The Corporation will reimburse the Executive for all reasonable costs and expenses incurred by him in connection with any such investigation, proceeding or arbitration.

9. Death or Disability. If the Executive dies or becomes disabled after January
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21, 2005, and assuming the Executive has executed an effective Waiver and
Release Agreement and the seven-day revocation period has passed, any unpaid compensation due the Executive for base pay and the bonus payment shall be paid to the Executive's estate (in the event of death) or to the Executive (in the event of disability). If the Executive dies at any time prior to the date his lump sum SERP and Equalization Plan payments become due and payable, his estate shall not have the right to the lump-sum payments, but instead his surviving spouse and/or dependents shall be entitled to the benefits described in Section
4.01 of the SERP. If the Executive becomes disabled (as defined under the Corporation's Qualified Plan) after January 21, 2005, the Executive shall be entitled to receive the disability benefits provided under the Qualified Plan. Further, in the event of disability, the payment of the Executive's lump sum SERP and Equalization Plan benefits shall be deferred until the earlier of (i) age 65 or (ii) the Executive's recovery from disability.

10. Effectiveness Contingent Upon Release. This Modification shall not be
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effective unless and until the Executive has executed a certain Waiver and
Release Agreement (the "Release Agreement") on or after January 21, 2005, in the form attached as Exhibit I, and the seven-day revocation period provided for therein has expired. If the Corporation shall believe in good faith that the Executive has breached the terms of the Release Agreement, this Modification, the SERP or the Employment Agreement (specifically, without limitation, Section 6 of the SERP) and the Executive fails to cure such breach within thirty (30) days after notice of such breach is given to the Executive, then, upon written notice from the Corporation, this Modification shall immediately become null and void, and be deemed canceled and the Corporation shall be entitled to recover from the Executive all amounts previously paid to him hereunder (except $500).

11. Governing Law. This Modification shall be governed by the substantive laws
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of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation and the Executive have executed this Agreement as of the day and year first above written.

BOWATER INCORPORATED


By:   /s/ Arnold M. Nemirow                     /s/ Arthur D. Fuller
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Name: Arnold M. Nemirow                         Arthur D. Fuller
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Title: Chairman and Chief Executive Officer     Date signed:  April 1, 2005
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Date signed:      April 5, 2005
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